SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 26, 2001


                     Tangible Asset Galleries, Inc.
    ------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                               Nevada
    ------------------------------------------------------------
           (State or other jurisdiction of incorporation)


         0-21271                                      88-0396772
   ------------------                       ------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



               1550 S. Pacific Coast Highway, Suite 103
                  Laguna  Beach, California  92651
-----------------------------------------------------------------------------
               (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (949) 376-2660


                                 N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On June 26, 2001, Tangible Asset Galleries, Inc. ("Tangible") and its wholly owned subsidiary, Tangible Asset Galleries Acquisition Corporation ("Merger Sub") completed the closing of a merger of HotelInteractive, Inc., a Delaware corporation ("HI") with and into Merger Sub. As a result, HI became a wholly owned subsidiary of Tangible.

     The parties completed the merger in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). In accordance with the Merger Agreement, Merger Sub acquired all of the outstanding and issued capital stock of HI (11,643,761 shares) in exchange for 18,755,345 shares of the Common Stock of Tangible.

     In addition, pursuant to the Merger Agreement, Tangible issued to HI's shareholders, warrants to purchase up to 1,407,587 shares of Tangible common stock at an exercise price equal to $1.19 per share and an expiration date of September 19, 2003. These warrants are to compensate for the number of shares underlying all of Tangible's then outstanding third-party warrants.

     Pursuant to the Merger Agreement, 10% of the shares issued by Tangible to the HI shareholders were placed in escrow with Tangible's transfer agent. The escrow shares are to be held by the Escrow Agent and will be available to compensate Tangible in the event that Tangible sustains a loss arising as a result of any material inaccuracy in or material breach of a representation or warranty made by HI or its shareholders contained in the Merger Agreement, or any instrument delivered by the Hotel Stockholders at the Closing or any material failure by the Company to perform or comply with any covenant contained in this Agreement.

     In conjunction with the merger, Carl Fusco and Stephen J. Gehringer agreed to resign as members of the Company's Board of Directors. Richard Viola, Arthur
S.  Marcus  and  Robert Escobio were appointed to Tangible's Board of Directors.

     The consideration exchanged pursuant to the Merger Agreement was negotiated between Tangible and HI. In evaluating HI as a candidate for acquisition, Tangible used criteria such as the asset value of HI, net worth of HI, HI's operations and prospective operations, HI potential synergy with Tangible's operations and other factors.

Tangible intends to continue the historical business of HI. HI is a development stage enterprise engaged in the development of Internet software and technology and the deployment of Web sites containing current news, information, products and services serving vertical markets. HI develops e-commerce technologies which are capable of integrating and manipulating other commercially available software. Its model is to create online trade communities, while secondarily forming synergies in business and technology by licensing its content and editing technologies to other Web publishing firms.

     HI's own Web sites contain a variety of proprietary advertising components and features. HI has created a Web site providing hotel industry professionals with current industry specific news, information and e-commerce services as further described below. The elements of HI's Internet software and Internet technology which facilitate e-commerce functions on its Web sites are also appropriate for other vertical markets. Although the hospitality market was the first area to which HI applied its technology, management system and proprietary Web site features, the licensing of HI software and technology to CampusCraze and HI's development of SpaEscape.com illustrate the power and breadth of application of these tools and HI's business model.

     HI provides its clients with solutions, defining how the Internet and emerging technologies can be integrated to create competitive advantages. HI partners with its clients employing its strategic insight, marketing expertise, creativity and execution skills to facilitate the evaluation and implementation of their business strategy, and the initiatives required to succeed in their target vertical market(s).



ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  businesses  acquired.

     The financial statements of HI for the fiscal years ending December 31, 2000 and 1999 and for the three months ended March 31:

                          INDEPENDENT AUDITORS' REPORT




Board  of  Directors
HotelInteractive  Inc.
Huntington,  NY  11743


We have audited the accompanying balance sheets of HotelInteractive, Inc. (a development stage company) as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the years then ended, and the period September 9, 1998, date of inception, to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HotelInteractive Inc. at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended and for the period September 9, 1998, date of inception, to December 31, 2000, in conformity with generally accepted accounting principles.


                                                 /s/ Wiss & Company, LLP
                                                 WISS  &  COMPANY,  LLP

Livingston,  New  Jersey
May  21,  2001




                                   HOTELINTERACTIVE INC.
                               (A DEVELOPMENT STAGE COMPANY)

                                      BALANCE SHEETS




                                                                         December 31,
ASSETS                                                               2000          1999
                                                                --------------  ----------
CURRENT ASSETS:
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     175,457   $  28,340
Short term investments . . . . . . . . . . . . . . . . . . . .      1,225,148           -
Accounts receivable. . . . . . . . . . . . . . . . . . . . . .         17,800      22,125
                                                                --------------  ----------
Total Current Assets . . . . . . . . . . . . . . . . . . . . .      1,418,405      50,465
                                                                --------------  ----------
PROPERTY AND EQUIPMENT, NET OF
  ACCUMULATED DEPRECIATION . . . . . . . . . . . . . . . . . .        297,963     148,124
                                                                --------------  ----------
OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .         17,900       9,400
                                                                --------------  ----------
                                                                $   1,734,268   $ 207,989
                                                                ==============  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable and accrued expenses. . . . . . . . . . . . .  $     261,090   $ 197,167
Deferred income. . . . . . . . . . . . . . . . . . . . . . . .         84,262      89,851
Notes payable. . . . . . . . . . . . . . . . . . . . . . . . .              -     338,610
Current maturities of capital lease obligations. . . . . . . .         15,383      57,049
Income taxes payable . . . . . . . . . . . . . . . . . . . . .              -         325
                                                                --------------  ----------
Total Current Liabilities. . . . . . . . . . . . . . . . . . .        360,735     683,002
                                                                --------------  ----------
OTHER LIABILITY -
Capitalized lease obligations, less current maturities . . . .          9,183      24,566
                                                                --------------  ----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY (DEFICIENCY):
Preferred stock, $.001 par value; authorized, 10,798 shares;
  issued 8,638 shares. . . . . . . . . . . . . . . . . . . . .              8           -
Common Stock, $.001 par value; authorized, 25,000,000 shares;
   issued 9,432,433 and 8,500,000 shares, respectively . . . .          9,432       8,500
Additional paid in capital . . . . . . . . . . . . . . . . . .      4,243,763     323,668
Deficit accumulated during the development stage . . . . . . .     (2,888,853)   (831,747)
                                                                --------------  ----------
Total Stockholders' Equity (Deficiency). . . . . . . . . . . .      1,364,350    (499,579)
                                                                --------------  ----------
                                                                $   1,734,268   $ 207,989
                                                                ==============  ==========

              See  accompanying  notes  to  financial  statements.



                                        HOTELINTERACTIVE INC.
                                   ( A DEVELOPMENT STAGE COMPANY)

                                      STATEMENTS OF OPERATIONS


                                                                         September 9, 1998
                                                                       (date of inception)
                                             Year Ended December 31,         through
                                          2000                1999      December 31, 2000
                                          ---------------  ----------  -------------------
REVENUE:
Advertising income . . . . . . . . . . .  $       222,364   $  45,791   $          268,155
Consulting income. . . . . . . . . . . .                -      26,900               26,900
                                          ---------------  ----------  -------------------
                                                  222,364      72,691              295,055
                                          ---------------  ----------  -------------------
OPERATING EXPENSES:
Internet site development and operations          412,008     197,418              609,426
Sales and promotion. . . . . . . . . . .          521,284     279,116              809,222
General and administrative . . . . . . .        1,148,275     353,343            1,502,174
                                          ---------------  ----------  -------------------
                                                2,081,567     829,877            2,920,822
                                          ---------------  ----------  -------------------
LOSS FROM OPERATIONS . . . . . . . . . .       (1,859,203)   (757,186)          (2,625,767)
                                          ---------------  ----------  -------------------
OTHER INCOME (EXPENSES):
Interest income. . . . . . . . . . . . .          109,094         677              109,771
Interest expense . . . . . . . . . . . .         (206,997)    (65,860)            (272,857)
Lawsuit settlement . . . . . . . . . . .         (100,000)          -             (100,000)
                                          ---------------  ----------  -------------------
                                                 (197,903)    (65,183)            (263,086)
                                          ---------------  ----------  -------------------
NET LOSS . . . . . . . . . . . . . . . .  $    (2,057,106)  $(822,369)  $       (2,888,853)
                                          ===============  ==========  ===================

              See  accompanying  notes  to  financial  statements.



                                                    HOTELINTERACTIVE INC.
                                                (A DEVELOPMENT STAGE COMPANY)

                                       STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)


                                                                                                    Deficit
                                                                                                  Accumulated
                                                                                       Additional  During the
                                      Preferred Stock              Common Stock          Paid-In   Development
                                 Shares          Amount        Shares        Amount      Capital      Stage         Total
                            ----------------  -------------  -----------  -------------  --------  ------------  -----------
SEPTEMBER 9, 1998,
DATE OF INCEPTION,
TO DECEMBER 31, 1998 -

Net loss and balance,
December 31, 1998                          -  $           -            -   $          -  $      -   $    (9,378)  $   (9,378)

YEAR ENDED
DECEMBER 31, 1999:

February 1, 1999, 500
shares of common stock
issued for $2 per share                    -              -          500          1,000         -             -        1,000

February 1, 1999, 500
shares of common stock
issued in exchange for
debt.                                      -              -          500         33,418         -             -       33,418

June 22, 1999, 500
shares of common stock
retired                                    -              -         (500)             -         -             -            -

June 22, 1999, 372
shares of common stock
reissued                                   -              -          372              -         -             -            -

June 22, 1999, 128
shares of common stock
issued
for compensation at $500
per share.                                 -              -          128         64,000         -             -       64,000

October 12, 1999, 372
shares of common stock
retired                                    -              -         (372)             -         -             -            -

October 12, 1999, 317
shares of common stock
reissued                                   -              -          317              -         -             -            -

October 12, 1999, 55
shares of common stock
issued as a discount on
debt at $4,250 per share                   -              -           55        233,750         -             -      233,750

December 20, 1999, each
common stockholder
received 8,500 shares for
each common share
owned.                                     -              -    8,499,000              -         -             -            -

December 20, 1999,
 .001 par value
established on Common
Stock                                      -              -            -       (323,668)  323,668             -            -

Net loss                                   -              -            -              -         -      (822,369)    (822,369)
                                   ---------   ------------  -----------  ------------- ---------  ------------ ------------
BALANCE, DECEMBER
31, 1999                                   -              -    8,500,000          8,500   323,668      (831,747)    (499,579)

YEAR ENDED
DECEMBER 31, 2000:

February 4, 2000, 924,033
shares of Common Stock
issued for professional
services in relation to
issuance of preferred
stock                                      -              -      924,033            924         -             -          924

February 4, 2000, 8,638
shares of Preferred Stock
issued at $500 per share
in a private placement
offering, less related
expenses of offering of
$410,565                               8,638              8            -              - 3,908,427             -    3,908,435

June 30, 2000, 8,400
shares of Common Stock
issued for professional
services                                   -              -        8,400              8    11,668             -       11,676

Net loss                                   -              -            -              -         -    (2,057,106)  (2,057,106)
                                   ---------   ------------  -----------  ------------- ---------  ------------ ------------
BALANCE, DECEMBER
31, 2000                               8,638   $          8    9,432,433  $       9,432 $4,243,763 $ (2,888,853)$  1,364,350
                                   ---------   ------------  -----------  ------------- ---------  ------------ ------------


                 See accompanying notes to financial statements.



                                         HOTELINTERACTIVE INC.
                                     (A DEVELOPMENT STAGE COMPANY)

                                        STATEMENTS OF CASH FLOWS

                                                                                          September 9, 1998
                                                                                                         (date of inception)
                                                                Year Ended December 31,   Through December
                                                                    2000          1999       31, 2000
                                                                 -----------   ---------    ----------
OPERATING ACTIVITIES:
Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $(2,057,106)  $(822,369)  $(2,888,853)
Adjustments to reconcile net loss to net cash
flows from operating activities:
Depreciation. . . . . . . . . . . . . . . . . . . . . . . . . .       60,467      25,316        85,783
Deferred income . . . . . . . . . . . . . . . . . . . . . . . .       (5,589)     89,851        84,262
Provision for losses on accounts receivable . . . . . . . . . .       42,476       6,062        48,538
Amortization of loan discount . . . . . . . . . . . . . . . . .      173,890      59,860       233,750
Amortization of short term investments. . . . . . . . . . . . .       (4,092)          -        (4,092)
Common stock issued for compensation. . . . . . . . . . . . . .            -      64,000        64,000
Investment in equity security issued for
consulting services . . . . . . . . . . . . . . . . . . . . . .            -      (9,400)       (9,400)
Common stock issued for services. . . . . . . . . . . . . . . .       12,600           -        12,600
Changes in operating assets and liabilities . . . . . . . . . .            -
Accounts receivable . . . . . . . . . . . . . . . . . . . . . .      (38,113)    (28,187)      (66,300)
Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . .            -       5,041             -
Security rent deposit . . . . . . . . . . . . . . . . . . . . .       (8,500)          -        (8,500)
Accounts payable and accrued expenses . . . . . . . . . . . . .       63,923     197,167       261,090
Income taxes payable. . . . . . . . . . . . . . . . . . . . . .         (325)        325             -
                                                                 ------------  ----------  ------------
Net cash flows from operating activities. . . . . . . . . . . .   (1,760,369)   (412,334)   (2,187,122)
                                                                 ------------  ----------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short term investments. . . . . . . . . . . . . . .   (1,221,094)          -    (1,221,094)
Purchase of property and equipment. . . . . . . . . . . . . . .     (210,306)    (83,736)     (294,042)
                                                                 ------------  ----------  ------------
Net cash flows from investing activities. . . . . . . . . . . .   (1,431,400)    (83,736)   (1,515,136)
                                                                 ------------  ----------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable . . . . . . . . . . . .            -     512,500       512,500
Principal payments on notes payable . . . . . . . . . . . . . .     (512,500)          -      (512,500)
Decrease in shareholders loans payable. . . . . . . . . . . . .            -      12,041        33,419
Proceeds from issuance of common stock. . . . . . . . . . . . .            -       1,000         1,000
Proceeds from issuance of preferred stock, net
of closing costs. . . . . . . . . . . . . . . . . . . . . . . .    3,908,435           -     3,908,435
Principal payments on capitalized lease
obligations . . . . . . . . . . . . . . . . . . . . . . . . . .      (57,049)     (8,090)      (65,139)
                                                                 ------------  ----------  ------------
Net cash flows from financing activities. . . . . . . . . . . .    3,338,886     517,451     3,877,715
                                                                 ------------  ----------  ------------
NET CHANGE IN CASH. . . . . . . . . . . . . . . . . . . . . . .      147,117      21,381       175,457
CASH, BEGINNING OF THE YEAR . . . . . . . . . . . . . . . . . .       28,340       6,959             -
                                                                 ------------  ----------  ------------
CASH, END OF THE YEAR . . . . . . . . . . . . . . . . . . . . .  $   175,457   $  28,340   $   175,457
                                                                 ============  ==========  ============

SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION:
Interest paid . . . . . . . . . . . . . . . . . . . . . . . . .  $   206,997   $  65,860   $   272,857
                                                                 ============  ==========  ============
Income taxes paid/(received). . . . . . . . . . . . . . . . . .  $      (325)  $     325   $         -
                                                                 ============  ==========  ============
NONCASH INVESTING AND FINANCING ACTIVITIES:
Capital lease obligations for purchase of
property and equipment. . . . . . . . . . . . . . . . . . . . .  $         -   $  89,705   $    89,705
                                                                 ============  ==========  ============
Conversion of shareholders loan to common
stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         -   $  33,419   $    33,419
                                                                 ============  ==========  ============
Loan discount applied to common stock . . . . . . . . . . . . .  $         -   $ 233,750   $   233,750
                                                                 ============  ==========  ============
Common stock issued as compensation . . . . . . . . . . . . . .  $         -   $  64,000   $    64,000
                                                                 ============  ==========  ============
Investment in equity security received for consulting services.  $         -   $   9,400   $     9,400
                                                                 ============  ==========  ============
Common stock issued for professional fees . . . . . . . . . . .  $    12,600   $       -   $    12,600
                                                                 ============  ==========  ============



                 See accompanying notes to financial statements.

                              HOTELINTERACTIVE INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1  -     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     NATURE OF BUSINESS - HotelInteractive Inc. (the "Company") is a global internet media company that was incorporated in Delaware on September 9, 1998. The Company operates two websites (HotelInteractive.com and Spabusiness.com) that contain current news, information, products and services serving vertical markets in the hotel industry.

     The Company is in the development stage and, since its incorporation on September 9, 1998, has engaged in organizational activities, development and marketing of two websites, which provide business-to-business solutions with specific emphasis to the hospitality market and senior hotel management and executives. The Company has had limited revenue and has operated at a loss since inception.

     CONCENTRATION OF CREDIT RISK - Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and equivalents, investments and accounts receivable. Cash and equivalents are held in one institution that is not insured by the Federal Deposit Insurance Corporation (FDIC). Majority of the investments are in U.S. Treasury Bills. Accounts receivable are typically unsecured. The Company performs ongoing credit evaluations of its customers and maintains reserves for potential credit losses.

     PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation is provided by application of the straight-line method over the estimated useful lives of the various classes of depreciable assets. The following lives are used:

     Asset  Category         Lives  in  Years
------------------------     ----------------
Furniture  and  fixtures             7
Computer  equipment                  5

     Expenditures for maintenance, repairs and minor renewals and betterments are charged to operations as incurred; renewals and betterments of a major character are capitalized.

     INVESTMENT SECURITIES - The Company holds investments in U.S. Treasury Bills that are reported at cost, adjusted for amortization of premiums and accretion of discounts that are recognized in interest income using the interest method over the period to maturity.

     INCOME TAXES -Income taxes are provided for the tax affect of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred tax assets and liabilities are determined based on the differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred income taxes result primarily from depreciation and net operating loss carryfowards. As a result of these temporary differences, the Company has recorded a deferred tax asset with an offsetting 100% valuation allowance.

     REVENUE RECOGNITION - The Company's revenue is derived principally from the sale of banner and sponsorship advertisements. The duration of these commitments ranges from three to eighteen months. In a majority of the commitments collection is up front. Revenue is recognized amortizing the amount over the life of the commitment.

     ESTIMATES AND UNCERTAINTIES -The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, as determined at a later date, could differ from those estimates.

     ADVERTISING COSTS - The Company expenses advertising costs as incurred. Advertising expenses amounted to $101,525 and $33,329 in 2000 and 1999, respectively.

     INTERNET SITE DEVELOPMENT COSTS - Internet site development costs consist of expenses incurred for enhancements to and maintenance of the Company's two websites.


NOTE  2  -     PROPERTY  AND  EQUIPMENT:

     Property  and  equipment  consist  of:

                                    December 31,
                                ------------------
                                    2000    1999
                                 -------  --------
Computer equipment . . . . . .  $330,855  $168,944
Furniture and fixtures . . . .    49,891     4,496
Leasehold improvements . . . .     3,000         -
                                --------  --------
                                 383,746   173,440
Less: Accumulated depreciation    85,783    25,316
                                --------  --------
                                $297,963  $148,124
                                ========  ========


     Depreciation expense was $60,467 and $25,316 for the year ended December 31, 2000 and 1999, respectively.


NOTE  3  -     CAPITAL  LEASE  OBLIGATIONS:

     Included in the property and equipment balances reflected on the accompanying balance sheet is computer equipment leased under agreements qualifying as capital leases. The original cost of these assets was $89,706 with accumulated depreciation through December 31, 2000 of $23,560.

     The following is a schedule, by years, of future minimum payments under these capital leases together with a present value of the net minimum lease payments as of December 31, 2000.

       Year  Ended  December  31,
       --------------------------
                2001. . . . . . . . . . . .  $17,615
                2002. . . . . . . . . . . .    9,549
                                             -------
                                              27,164
Less:  Amount representing interest . . . .    2,598
                                             -------
Present value of new minimum lease payments   24,566
Less:  Current portion. . . . . . . . . . .   15,383
                                             -------
Long-term maturities. . . . . . . . . . . .  $ 9,183
                                             =======

NOTE  4  -     INCOME  TAXES:

     For tax purposes the Company's year-end is July 31. For federal income tax purposes, the Company has unused net operating loss carryforwards of approximately $1,845,000, expiring through year 2018. A valuation allowance is provided due to the uncertainty of realization.

NOTE  5  -     COMMITMENTS  AND  CONTINGENCIES:

     OPERATING LEASES - The Company leases office space in Huntington, New York. The lease will expire on August 21, 2001 with an option to renew for an additional eighteen months.

     At December 31, 2000, the future minimum annual rental commitments through expiration of the premises leased are $34,000.

     Total rent expense was $40,481 and $11,004 for the years ended December 31, 2000 and 1999, respectively.

     LITIGATION - The Company is a named defendant in a litigation matter seeking damages in the amount of $212,750. The lawsuit contends that the Company breached a contract for the purchase of computer software. The case is currently in the discovery stage and the Company has recorded $100,000 for losses which may be sustained in connection with this matter.

NOTE  6  -  MAJOR  CUSTOMERS:

     ADVERTISING REVENUE- Revenue from five customers totaled approximately 100% and 70% during the years ended December 31, 2000 and 1999, respectively.

     ACCOUNTS RECEIVABLE - Amounts due from two and one major customer(s), included in accounts receivable, totaled $17,800 and $22,125 at December 31, 2000 and 1999, respectively.

NOTE  7-  PREFERRED  STOCK:

     In December 1999, sale of the Company's 8% Series A Convertible Preferred Stock ("Series A Preferred Stock"), par value $.001, was offered through a private placement memorandum at a purchase price of $500 per share. The holders of these shares are entitled to 8% non-cumulative dividends paid only from surplus of the Company. These shares may be converted into shares of the Company's common stock, $.001 par value per share, at any time at the option of the holder, as follows: the Purchase Price per share of the Series A Preferred Stock ($500), divided by the lesser of (i) $2.50 per share of the Company's Common Stock, or (ii) the price per share of the Company's Common Stock established by the Company pursuant to any public or private offering after December 21, 1999. In addition, each holder of the Shares will be entitled to receive such number of additional Shares of Series A Preferred Stock as is equal to twenty-five (25%) of the Shares purchased by such holder in the initial offering in the event that on or prior to May 29, 2001, the Company has not undertaken the sale of its Common Stock in an initial public offering pursuant to a Registration Statement under the Securities Act.

NOTE  8  -     STOCK  WARRANTS:

     At December 31, 2000, the Company has outstanding warrants to purchase 103,656 shares of the Company's common stock, at $2.50 per share. The warrants are exercisable through 2004.

NOTE  9  -     STOCK  SPLIT:

     On December 20, 1999, the Company's Board of Directors authorized the Company's officers to execute and deliver to each holder of original shares
8,500  shares  of  Common  Stock  for  each  original  share  owned.

NOTE  10  -     SUBSEQUENT  EVENT:

     COMBINATION - On March 13, 2001 the Company signed a letter of intent to combine with a publicly traded company, via a stock-for-stock exchange.



                             HOTELINTERACTIVE, INC.
                                  BALANCE SHEET
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)


ASSETS
CURRENT ASSETS
   Cash . . . . . . . . . . . . . . . . . . . . . . . . . .  $   820,729
   Accounts receivable. . . . . . . . . . . . . . . . . . .       38,050
   Inventories. . . . . . . . . . . . . . . . . . . . . . .            -
   Other current assets . . . . . . . . . . . . . . . . . .        3,037
                                                             ------------
Total current assets. . . . . . . . . . . . . . . . . . . .      861,816
NET PROPERTY, EQUIPMENT AND OTHER ASSETS. . . . . . . . . .      289,232
INTANGIBLES
INVESTMENT IN HI
                                                             ------------
Total Assets. . . . . . . . . . . . . . . . . . . . . . . .  $ 1,151,048
                                                             ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Line of credit . . . . . . . . . . . . . . . . . . . . .  $         -
   Accounts payable and accrued expenses. . . . . . . . . .      199,872
   Notes payable to related parties . . . . . . . . . . . .            -
   Other current liabilities. . . . . . . . . . . . . . . .      131,404
                                                             ------------
                                                                 331,276
LONG-TERM LIABILITIES
   Notes payable to related parties, net of current portion            -
   Other liabilitites . . . . . . . . . . . . . . . . . . .          734
                                                             ------------
                                                                     734
                                                             ------------
TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .      332,010

STOCKHOLDERS' EQUITY
Preferred stock . . . . . . . . . . . . . . . . . . . . . .            8
Common Stock. . . . . . . . . . . . . . . . . . . . . . . .        9,432
Additional paid in capital. . . . . . . . . . . . . . . . .    4,243,763
Accumulated deficit . . . . . . . . . . . . . . . . . . . .   (3,434,165)
                                                             ------------
                                                                 819,038
                                                             ------------
Total Liabilities and Stockholders' Equity. . . . . . . . .  $ 1,151,048
                                                             ============



                             HOTELINTERACTIVE, INC.
                             STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)


NET SALES . . . . . . . . . . . . . . . . . .  $  48,017

COST OF SALES . . . . . . . . . . . . . . . .          -
                                               ---------
GROSS PROFIT. . . . . . . . . . . . . . . . .     48,017

Selling, general and administrative expenses.    319,183
                                               ---------

Income (loss) from operations . . . . . . . .   (271,166)

OTHER INCOME (EXPENSE). . . . . . . . . . . .   (288,130)

INCOME (LOSS) BEFORE PROVISION FOR TAXES. . .   (559,296)

INCOME TAXES. . . . . . . . . . . . . . . . .          -
                                               ---------

NET (LOSS) INCOME . . . . . . . . . . . . . .  $(559,296)
                                               =========

(b)  Pro  forma  financial  information.



                                               TANGIBLE ASSET GALLERIES, INC.
                                                   PROFORMA BALANCE SHEET
                                                    AS OF MARCH 31, 2000
                                                         (UNAUDITED)


                                                                                      Hotel-
                                                               Tangible Asset      Interactive,
                                                               Galleries, Inc.        Inc.       Adjustments1     Proforma
                                                             -------------------  ------------  --------------  ------------
ASSETS
CURRENT ASSETS
   Cash . . . . . . . . . . . . . . . . . . . . . . . . . .  $          100,370   $   820,729   $           -   $   921,099
   Accounts receivable. . . . . . . . . . . . . . . . . . .           1,791,470        39,050          (1,000)    1,829,520
   Inventories. . . . . . . . . . . . . . . . . . . . . . .           7,574,106             -               -     7,574,106
   Other current assets . . . . . . . . . . . . . . . . . .             133,690         3,037               -       136,727
                                                             -------------------  ------------  --------------  ------------
Total current assets. . . . . . . . . . . . . . . . . . . .           9,599,636       862,816          (1,000)   10,461,452
NET PROPERTY, EQUIPMENT AND OTHER ASSETS2 . . . . . . . . .             533,377       289,232       2,448,046     3,270,655
                                                             -------------------  ------------  --------------  ------------
Total Assets. . . . . . . . . . . . . . . . . . . . . . . .  $       10,133,013   $ 1,152,048   $   2,447,046   $13,732,107
                                                             ===================  ============  ==============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Line of credit . . . . . . . . . . . . . . . . . . . . .  $        1,540,000   $         -   $           -   $ 1,540,000
   Accounts payable and accrued expenses. . . . . . . . . .           3,214,794       199,872               -     3,414,666
   Notes payable to related parties . . . . . . . . . . . .           2,250,000             -               -     2,250,000
   Other current liabilities. . . . . . . . . . . . . . . .             219,869       131,404               -       351,273
                                                             -------------------  ------------  --------------  ------------
                                                                      7,224,663       331,276               -     7,555,939
LONG-TERM LIABILITIES
   Notes payable to related parties, net of current portion           2,310,322             -               -     2,310,322
   Other liabilitites . . . . . . . . . . . . . . . . . . .              32,668           734               -        33,402
                                                             -------------------  ------------  --------------  ------------
                                                                      2,342,990           734               -     2,343,724
                                                             -------------------  ------------  --------------  ------------
TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .           9,567,653       332,010               -     9,899,663

STOCKHOLDERS' EQUITY
Preferred stock . . . . . . . . . . . . . . . . . . . . . .                   -             8              (8)            -
Common Stock. . . . . . . . . . . . . . . . . . . . . . . .              18,755        10,432           8,323        37,510
Additional paid in capital. . . . . . . . . . . . . . . . .           2,675,972     4,243,763        (849,045)    6,070,690
Accumulated deficit2. . . . . . . . . . . . . . . . . . . .          (2,129,367)   (3,434,165)      3,287,776    (2,275,756)
                                                             -------------------  ------------  --------------  ------------
                                                                        565,360       820,038       2,447,046     3,832,444
Total Liabilities and Stockholders' Equity. . . . . . . . .  $       10,133,013   $ 1,152,048   $   2,447,046   $13,732,107
                                                             ===================  ============  ==============  ============




                                           TANGIBLE ASSET GALLERIES, INC.
                                          PROFORMA STATEMENT OF OPERATIONS
                                     FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                                    (UNAUDITED)


                                                 Tangible Asset     HotelInteractive,
                                                 Galleries, Inc.          Inc.           Adjustments1    Proforma
                                                ----------------   ------------------   -------------    ---------
NET SALES. . . . . . . . . . . . . . . . . . .  $      9,215,337   $           39,803                $   9,255,140

COST OF SALES. . . . . . . . . . . . . . . . .         7,886,746                    -                    7,886,746
                                                ----------------   ------------------   -------------    ---------
GROSS PROFIT . . . . . . . . . . . . . . . . .         1,328,591               39,803               -    1,368,394

Selling, general and administrative expenses2.         1,077,156              402,484         146,389    1,626,029
                                                ----------------   ------------------   -------------    ---------
Income (loss) from operations. . . . . . . . .           251,435             (362,681)       (146,389)    (257,635)

OTHER INCOME (EXPENSE) . . . . . . . . . . . .          (264,905)              18,053                     (246,852)
                                                ----------------   ------------------   -------------    ---------
INCOME (LOSS) BEFORE PROVISION FOR TAXES . . .           (13,470)            (344,628)       (146,389)    (504,487)

INCOME TAXES . . . . . . . . . . . . . . . . .                 -                    -                            -
                                                ----------------   ------------------   -------------    ---------
NET (LOSS) INCOME. . . . . . . . . . . . . . .  $        (13,470)  $         (344,628)  $    (146,389)  $ (504,487)
                                                ================   ==================   =============    =========





                                           TANGIBLE ASSET GALLERIES, INC.
                                          PROFORMA STATEMENT OF OPERATIONS
                                      FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                                     (UNAUDITED)


                                                 Tangible Asset     HotelInteractive,
                                                 Galleries, Inc.          Inc.           Adjustments1     Proforma
                                                ----------------   ------------------   -------------     ---------
NET SALES. . . . . . . . . . . . . . . . . . .  $      6,932,511   $           48,017                 $   6,980,528

COST OF SALES. . . . . . . . . . . . . . . . .         5,872,533                    -                     5,872,533
                                                ----------------   ------------------   -------------     ---------
GROSS PROFIT . . . . . . . . . . . . . . . . .         1,059,978               48,017               -     1,107,995

Selling, general and administrative expenses2.         1,286,833              319,183         146,389     1,752,405
                                                ----------------   ------------------   -------------     ---------
Income (loss) from operations. . . . . . . . .          (226,855)            (271,166)       (146,389)     (644,410)

OTHER INCOME (EXPENSE) . . . . . . . . . . . .          (195,579)            (288,130)                     (483,709)
                                                ----------------   ------------------   -------------     ---------
INCOME (LOSS) BEFORE PROVISION FOR TAXES . . .          (422,434)            (559,296)       (146,389)   (1,128,119)

INCOME TAXES . . . . . . . . . . . . . . . . .                 -                    -                             -
                                                ----------------   ------------------   -------------     ---------
NET (LOSS) INCOME. . . . . . . . . . . . . . .  $       (422,434)  $         (559,296)  $    (146,389)  $(1,128,119)
                                                ================   ==================   =============     =========




                                           TANGIBLE ASSET GALLERIES, INC.
                                          PROFORMA STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED DECEMBER 31, 2000
                                                     (UNAUDITED)


                                                 Tangible Asset     HotelInteractive,
                                                 Galleries, Inc.          Inc.           Adjustments1     Proforma
                                                ----------------   ------------------   -------------     ---------
NET SALES. . . . . . . . . . . . . . . . . . .  $     29,526,139   $          222,364                 $  29,748,503

COST OF SALES. . . . . . . . . . . . . . . . .        24,822,121                    -                    24,822,121
                                                ----------------   ------------------   -------------     ---------
GROSS PROFIT . . . . . . . . . . . . . . . . .         4,704,018              222,364               -     4,926,382

Selling, general and administrative expenses2.         5,435,289            2,081,567         585,554     8,102,410
                                                ----------------   ------------------   -------------     ---------
Income (loss) from operations. . . . . . . . .          (731,271)          (1,859,203)       (585,554)   (3,176,028)

OTHER INCOME (EXPENSE) . . . . . . . . . . . .          (877,922)            (197,903)                   (1,075,825)
                                                ----------------   ------------------   -------------     ---------
INCOME (LOSS) BEFORE PROVISION FOR TAXES . . .        (1,609,193)          (2,057,106)       (585,554)   (4,251,853)

INCOME TAXES . . . . . . . . . . . . . . . . .            20,657                    -                        20,657
                                                ----------------   ------------------   -------------     ---------
NET (LOSS) INCOME. . . . . . . . . . . . . . .  $     (1,629,850)  $       (2,057,106)  $    (585,554)  $(4,272,510)
                                                ================   ==================   =============     =========

(1) Reflects recordation of acquisition transaction and results of elimination in consolidation.

(2) Proforma effect of amortization of goodwill and intangibles as if the transaction was completed at the beginning of the respective period. Upon further evaluation of the useful lives of the intangible assets acquired and the goodwill, the Company may adjust the period of amoritization.

(c)  Exhibits

2.1 Agreement and Plan of Merger by and between Tangible Asset Galleries, Inc., Tangible Asset Galleries Acquisition Corporation, and HotelInteractive, Inc. dated April 9, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July  2,  2001          TANGIBLE ASSET GALLERIES, INC.
                                   By:/s/  Michael  R.  Haynes
                                   -----------------------------
                                   Michael  R.  Haynes
                                   President  and  Chief  Financial  Officer